                                                                    EXHIBIT 10.1

                      SECOND AMENDMENT TO CREDIT AGREEMENT

         THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this "Second Amendment"), dated as of June 7, 2004, is entered into among CASH AMERICA INTERNATIONAL, INC., a Texas corporation (the "Borrower"), the lenders listed on the signature pages hereof as Lenders (the "Lenders"), WELLS FARGO BANK, NATIONAL ASSOCIATION (formerly Wells Fargo Bank Texas, National Association), as Administrative Agent, L/C Issuer and Swing Line Lender and BANK ONE, N.A., as Documentation Agent.

                                   BACKGROUND

         A. The Borrower, certain of the Lenders, the Documentation Agent, the Administrative Agent, the Swing Line Lender and the L/C Issuer are parties to that certain Credit Agreement, dated as of August 14, 2002, as amended by that certain First Amendment to Credit Agreement, dated as of July 31, 2003 (said Credit Agreement, as amended, the "Credit Agreement"). The terms defined in the Credit Agreement and not otherwise defined herein shall be used herein as defined in the Credit Agreement.

         B. The Borrower has requested certain amendments to the Credit
Agreement.

         C. The Lenders, the Documentation Agent, the Administrative Agent, the Swing Line Lender and the L/C Issuer hereby agree to amend the Credit Agreement, subject to the terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, the Borrower, the Lenders, the Swing Line Lender, the L/C Issuer and the Administrative Agent covenant and agree as follows:

         1. AMENDMENTS.

         (a) The definition of "Interest Period" set forth in Section 1.01 of the Credit Agreement is hereby amended to read as follows:

                  "Interest Period" means as to each Eurodollar Rate Loan, the period commencing on the date such Eurodollar Rate Loan is disbursed or converted to or continued as a Eurodollar Rate Loan and ending on the date 7 or 14 days or one, two, three or six months thereafter, as selected by the Borrower in its Revolving Loan Notice; provided that:

                           (i) any Interest Period that would otherwise end on a
                  day that is not a Business Day shall be extended to the next succeeding Business Day unless, in the case of a Eurodollar Rate Loan, such Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Business Day;

                           (ii) any Interest Period pertaining to a Eurodollar
                  Rate Loan that begins on the last Business Day of a calendar months (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period; and

                           (iii) no Interest Period shall extend beyond the
                  scheduled Maturity Date.

         (b) Section 7.02(f) of the Credit Agreement is hereby amended to read as follows:

                  (f) intercompany loans and advances, provided that the aggregate amount of outstanding loans and advances by the Borrower and Domestic Subsidiaries to Persons that are not Guarantors (including, without limitation, any Foreign Subsidiary), together with Investments made pursuant to Section 7.03(c) hereof after June 7, 2004 and Acquisitions made pursuant to Section 7.03(f) hereof, which are of assets or entities which are outside the United States shall not exceed $7,500,000 in aggregate principal amount at any time, and provided further that such intercompany loans and advances may exceed $7,500,000 in aggregate principal amount so long as an amount equal to such excess amount is re-invested by a Foreign Subsidiary in the Borrower or a Guarantor within a maximum of 30 days prior to the making of such loan or advance;

         (c) Section 7.03(c) of the Credit Agreement is hereby amended to read as follows:

                  (c) ownership of Capital Stock of Foreign Subsidiaries, provided that the aggregate amount of such Investments made after June 7, 2004, together with loans and advances permitted under Section 7.02(f) hereof, and Acquisitions made pursuant to Section 7.03(f) hereof, which are of assets or entities which are outside the United States, shall not exceed $7,500,000 in aggregate principal amount at any time (except as otherwise provided in the second proviso of Section 7.02(f)),

         (d) Section 7.03(f) of the Credit Agreement is hereby amended to read as follows:

                  (f) Acquisitions (other than the Cashland Acquisition), provided (i) the assets, property or business being acquired shall be in the types of businesses described in Section 5.19 hereof, (ii) such Acquisition shall not be opposed by the board of directors (or other governing body) of the Person being acquired, (iii) promptly upon becoming available and in any event within ten (10) days prior to any proposed Acquisition involving Acquisition Consideration equal to or greater than $5,000,000 but less than $10,000,000, the Administrative Agent shall have received written notice of such Acquisition, (iv) if the Acquisition Consideration for such Acquisition is equal to or greater than $10,000,000, the Administrative Agent shall have received, promptly upon becoming available and in any event within thirty (30) days prior to such proposed Acquisition,

         (A) written notice of such Acquisition, (B) a pro forma income statement and balance sheet prepared in accordance with GAAP prepared by the Borrower and taking into effect such Acquisition, and such other information as the Administrative Agent may reasonably request regarding such Acquisition, in addition to any information required with respect to any new Domestic Subsidiary (if applicable) under
         Section 6.15 hereof, (C) if available, audited financial statements at least 30 days prior to such proposed Acquisition, completed for a period no earlier than fifteen (15) months prior to the date of the proposed Acquisition, or, if such audited financial statements are not available and the Acquisition Consideration for such Acquisition is equal to or greater than $25,000,000, the Borrower shall provide verification of the Adjusted EBITDA of the Subsidiary being acquired, in form and substance satisfactory to the Required Lenders, which at the Required Lender's sole discretion may require verification by an outside accounting firm, at Borrower's expense, satisfactory to Administrative Agent, and (D) a Compliance Certificate setting forth the covenant calculations both immediately prior to and after giving effect to the proposed Acquisition and certifying that no Default or Event of Default exists or would occur as a result therefrom, and (v) the Acquisition Consideration for any single Acquisition (excluding from such calculation the Cashland Acquisition) shall not exceed $25,000,000 without the Required Lenders approval,

         (e) Section 7.19 of the Credit Agreement is hereby amended by deleting subsection (f) therefrom.

         (f) Exhibit B to the Credit Agreement is hereby amended to be in the form of Exhibit B to this Second Amendment.

         2. REPRESENTATIONS AND WARRANTIES TRUE; NO EVENT OF DEFAULT. By its execution and delivery hereof, the Borrower represents and warrants that, as of the date hereof:

         (a) the representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct on and as of the date hereof as made on and as of such date;

         (b) no event has occurred and is continuing which constitutes a Default or an Event of Default;

         (c) (i) the Borrower has full power and authority to execute and deliver this Second Amendment, (ii) this Second Amendment has been duly executed and delivered by the Borrower, and (iii) this Second Amendment and the Credit Agreement, as amended hereby, constitute the legal, valid and binding obligations of the Borrower, enforceable in accordance with their respective terms, except as enforceability may be limited by applicable debtor relief laws and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and except as rights to indemnity may be limited by federal or state securities laws;

         (d) neither the execution, delivery and performance of this Second Amendment or the Credit Agreement, as amended hereby, nor the consummation of any transactions contemplated herein or therein, will conflict with any Law or Organization Documents of the Borrower, or any indenture, agreement or other instrument to which the Borrower or any of its properties is subject; and

         (e) no authorization, approval, consent, or other action by, notice to, or filing with, any governmental authority or other Person not previously obtained is required for (i) the execution, delivery or performance by the Borrower of this Second Amendment or (ii) the acknowledgement by each Guarantor of this Second Amendment.

         3. CONDITIONS TO EFFECTIVENESS. This Second Amendment shall be effective upon satisfaction or completion of the following:

         (a) the Administrative Agent shall have received counterparts of this Second Amendment executed by Lenders comprising the Required Lenders;

         (b) the Administrative Agent shall have received counterparts of this Second Amendment executed by the Borrower and acknowledged by each Guarantor; and

         (c) the Administrative Agent shall have received, in form and substance satisfactory to the Administrative Agent and its counsel, such other documents, certificates and instruments as the Administrative Agent shall require.

         4. REFERENCE TO THE CREDIT AGREEMENT.

         (a) Upon the effectiveness of this Second Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", or words of like import shall mean and be a reference to the Credit Agreement, as affected and amended hereby.

         (b) The Credit Agreement, as amended by the amendments referred to above, shall remain in full force and effect and is hereby ratified and confirmed.

         5. COSTS, EXPENSES AND TAXES. The Borrower agrees to pay on demand all costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this Second Amendment and the other instruments and documents to be delivered hereunder (including the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto).

         6. GUARANTOR'S ACKNOWLEDGMENT. By signing below, each Guarantor (a) acknowledges, consents and agrees to the execution, delivery and performance by the Borrower of this Second Amendment, (b) acknowledges and agrees that its obligations in respect of its Guaranty (i) are not released, diminished, waived, modified, impaired or affected in any manner by this Second Amendment or any of the provisions contemplated herein, (c) ratifies and confirms its obligations under its Guaranty, and (d) acknowledges and agrees that it has no claims or offsets against, or defenses or counterclaims to, its Guaranty.

         7. EXECUTION IN COUNTERPARTS. This Second Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. For purposes of this Second Amendment, a counterpart hereof (or signature page thereto) signed and transmitted by any Person party hereto to the Administrative Agent (or its counsel) by facsimile machine, telecopier or electronic mail is to be treated as an original. The signature of such Person thereon, for purposes hereof, is to be considered as an original signature, and the counterpart (or signature page thereto) so transmitted is to be considered to have the same binding effect as an original signature on an original document.

         8. GOVERNING LAW; BINDING EFFECT. This Second Amendment shall be governed by and construed in accordance with the laws of the State of Texas applicable to agreements made and to be performed entirely within such state, provided that each party shall retain all rights arising under federal law, and shall be binding upon the parties hereto and their respective successors and assigns.

         9. HEADINGS. Section headings in this Second Amendment are included herein for convenience of reference only and shall not constitute a part of this Second Amendment for any other purpose.

         10. ENTIRE AGREEMENT. THE CREDIT AGREEMENT, AS AMENDED BY THIS SECOND AMENDMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.


================================================================================
                   REMAINDER OF PAGE LEFT INTENTIONALLY BLANK
================================================================================

         IN WITNESS WHEREOF, this Second Amendment is executed as of the date first set forth above.

                                 CASH AMERICA INTERNATIONAL, INC.



                                 By:  /s/  David J. Clay
                                      ---------------------------------
                                      Name:   David J. Clay
                                      Title:  Vice President - Treasurer

                                    WELLS FARGO BANK, NATIONAL
                                    ASSOCIATION, as Administrative Agent



                                    By: /s/  Daniel T. Brown
                                       ----------------------------------------
                                       Name:  Daniel T. Brown
                                       Title: Vice President


                                    WELLS FARGO BANK, NATIONAL ASSOCIATION,
                                    as a Lender, L/C Issuer and
                                    Swing Line Lender



                                    By: /s/  Daniel T. Brown
                                       ----------------------------------------
                                       Name:  Daniel T. Brown
                                       Title: Vice President



                                    BANK ONE, N.A., as a Lender and
                                    Documentation Agent



                                    By: /s/  Greg Crowe
                                       ----------------------------------------
                                       Name:  Greg Crowe
                                       Title: Vice President


                                    JPMORGAN CHASE BANK, as a Lender



                                    By: /s/  David L. Howard
                                       ----------------------------------------
                                       Name:  David L. Howard
                                       Title: Vice President

                                    US BANK NATIONAL ASSOCIATION, as a Lender



                                    By: /s/  Joseph L. Sooter, Jr.
                                       ----------------------------------------
                                       Name:  Joseph L. Sooter, Jr.
                                       Title: Vice President


                                    THE HUNTINGTON NATIONAL BANK, as a Lender



                                    By: /s/  Cheryl L. Razon
                                       ----------------------------------------
                                       Name:  Cheryl L. Razon
                                       Title: Assistant Vice President


                                    TEXAS CAPITAL BANK, NATIONAL
                                    ASSOCIATION, as a Lender



                                    By: /s/  Barry Kromann
                                       ----------------------------------------
                                       Name:  Barry Kromann
                                       Title: Senior Vice President

                                   ACKNOWLEDGED AND AGREED TO:

                                   CASH AMERICA HOLDING, INC.
                                   CASH AMERICA PAWN L.P. by its general
                                   partner, Cash America Holding, Inc.
                                   CASH AMERICA MANAGEMENT L.P. by its general partner, Cash America Holding, Inc.
                                   MR. PAYROLL CORPORATION
                                   CASH AMERICA, INC. OF TENNESSEE
                                   CASH AMERICA, INC. OF OKLAHOMA
                                   CASH AMERICA, INC. OF KENTUCKY
                                   CASH AMERICA, INC. OF SOUTH CAROLINA
                                   FLORIDA CASH AMERICA, INC.
                                   GEORGIA CASH AMERICA, INC.
                                   CASH AMERICA, INC. OF NORTH CAROLINA
                                   CASH AMERICA PAWN, INC. OF OHIO
                                   CASH AMERICA, INC. OF COLORADO
                                   CASH AMERICA, INC. OF ALABAMA
                                   CASH AMERICA, INC. OF INDIANA
                                   CASH AMERICA OF MISSOURI, INC.
                                   VINCENT'S JEWELERS AND LOAN, INC.
                                   CASH AMERICA, INC. OF UTAH
                                   CASH AMERICA, INC. OF ILLINOIS
                                   UPTOWN CITY PAWNERS, INC.
                                   EXPRESS CASH INTERNATIONAL
                                      CORPORATION
                                   EXPRESS CASH FRANCHISING SYSTEMS, INC.
                                   CASH AMERICA, INC.
                                   CASH AMERICA, INC. OF LOUISIANA
                                   CASH AMERICA FRANCHISING, INC.
                                   CASH AMERICA FINANCIAL SERVICES, INC.
                                   DOC HOLLIDAY'S PAWNBROKERS &
                                      JEWELLERS, INC.
                                   LONGHORN PAWN & GUN, INC.
                                   BRONCO PAWN & GUN, INC.
                                   GAMECOCK PAWN & GUN, INC.
                                   HORNET PAWN & GUN, INC.
                                   TIGER PAWN & GUN, INC.
                                   RATI HOLDING, INC.
                                   CASHLAND FINANCIAL SERVICES, INC.



                                   By: /s/  David J. Clay
                                      -----------------------------------------
                                      Name:  David J. Clay
                                      Title: Vice President - Treasurer

                                                                       EXHIBIT B

                         FORM OF COMPLIANCE CERTIFICATE


                                          Financial Statement Date:_____________

To: Wells Fargo Bank Texas, National Association, as Administrative Agent, L/C Issuer and Swing Line Lender

Ladies and Gentlemen:

         Reference is made to that certain Credit Agreement, dated as of August 14, 2002 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the "Agreement;" the terms defined therein being used herein as therein defined), among Cash America International, Inc. (the "Borrower"), the Lenders from time to time party thereto, and Wells Fargo Bank Texas, National Association, as Administrative Agent, L/C Issuer and Swing Line Lender.

         The undersigned Responsible Officer hereby certifies (in his representative capacity but not in his individual capacity) as of the date hereof that he/she is the of the Borrower, and that, as such, he/she is authorized to execute and deliver this Certificate to the Administrative Agent on the behalf of the Borrower, and that:

[Use following for fiscal YEAR-END financial statements]

         1. Attached hereto as Schedule 1 are the year-end audited financial statements required by Section 6.01(b) of the Agreement for the fiscal year of the Borrower ended as of the above date, together with the report and opinion of an independent certified public accountant required by such section.

[Use following for fiscal QUARTER-END financial statements]

         1. Attached hereto as Schedule 1 are the unaudited financial statements required by Section 6.01(a) of the Agreement for the fiscal quarter of the Borrower ended as of the above date. Such financial statements fairly present the financial condition, results of operations and cash flows of the Borrower and its Subsidiaries in accordance with GAAP as at such date and for such period, subject only to normal year-end audit adjustments and the absence of footnotes.

         2. The undersigned has reviewed and is familiar with the terms of the Agreement and has made, or has caused to be made under his/her supervision, a detailed review of the transactions and condition (financial or otherwise) of the Borrower during the accounting period covered by the attached financial statements.

         3. A review of the activities of the Borrower during such fiscal period has been made under the supervision of the undersigned with a view to determining whether during such fiscal period the Borrower performed and observed all its Obligations under the Loan Documents, and

                                  [SELECT ONE:]

[TO THE BEST KNOWLEDGE OF THE UNDERSIGNED DURING SUCH FISCAL PERIOD, THE BORROWER PERFORMED AND OBSERVED EACH COVENANT AND CONDITION OF THE LOAN DOCUMENTS APPLICABLE TO IT.]

--or--

[THE FOLLOWING COVENANTS OR CONDITIONS HAVE NOT BEEN PERFORMED OR OBSERVED AND THE FOLLOWING IS A LIST OF EACH SUCH DEFAULT OR EVENT OF DEFAULT AND ITS NATURE AND STATUS:]

         4. The financial covenant analyses and information set forth on
Schedule 2 attached hereto are true and accurate on and as of the date of this Certificate.



         IN WITNESS WHEREOF, the undersigned has executed this Certificate as of ______________________, _________.

                                         CASH AMERICA INTERNATIONAL, INC.



                                         By:
                                            -----------------------------------

                                         Name:
                                              ---------------------------------

                                         Title:
                                               --------------------------------

        For the Quarter/Year ended ___________________("Statement Date")


                                   SCHEDULE 2
                          to the Compliance Certificate
                                  ($ in 000's)

I. LEVERAGE RATIO - FOR DETERMINATION OF APPLICABLE RATE.

         A. Adjusted Funded Debt as of date of determination for the Borrower and its Subsidiaries on a consolidated basis:

                  1.       Funded Debt:

                           (a)      Without duplication, all obligations for
                                    borrowed money and all obligations evidenced
                                    by bonds, debentures, notes, loan agreements
                                    or other similar instruments:                                $
                                                                                                  ---------------

                           (b)      Without duplication, accrued obligations in
                                    respect of earnout or similar payments
                                    payable in cash or which may be payable in
                                    cash at the seller's or obligee's option:                    $
                                                                                                  ---------------

                           (c)      Without duplication, obligations in respect of
                                    Capital Leases and Synthetic Lease Obligations:              $
                                                                                                  ---------------

                           (d)      Without duplication, any Receivables Facility
                                    Attributed Indebtedness:                                     $
                                                                                                  ---------------

                           (e)      Without duplication, obligations in respect of any
                                    Redeemable Stock:                                            $
                                                                                                  ---------------

                           (f)      Funded Debt (Lines I.A.1(a) + (b) + (c) + (d) + (e)):        $
                                                                                                  ---------------

                  2.       Adjusted Funded Debt:

                           (a)      Funded Debt (from Line I.A.1(f) above):                      $
                                                                                                  ---------------

                           (b)      Cash on Hand:                                                $
                                                                                                  ---------------

                           (c)      Adjusted Funded Debt (Line I.A.2(a) - (b))                   $
                                                                                                  ---------------

         B. Adjusted EBITDA for the period of the four consecutive fiscal quarters ending on such date (the "Subject Period"):

                  1.       EBITDA:

                           (a)      Net Income for the Subject Period (excluding
                                    therefrom, to the extent included in determining Net
                                    Income, the income or loss of any Person (other than
                                    a Subsidiary) of which the Borrower or any Subsidiary
                                    owns Capital Stock, except to the extent of the
                                    amount of Dividends or other distributions actually
                                    paid to the Borrower or any Subsidiaries during such
                                    period:                                                      $
                                                                                                  ---------------

                           (b)      Without duplication and to the extent deducted in Net
                                    Income, Interest Expense for the Subject Period:             $
                                                                                                  ---------------

                           (c)      Without duplication and to the extent deducted in Net
                                    Income, federal, state, local and foreign income and
                                    franchise taxes of the Borrower and its Subsidiaries
                                    for the Subject Period:                                      $
                                                                                                  ---------------

                           (d)      Without duplication and to the extent
                                    deducted in Net Income, depreciation and
                                    amortization expenses of the Borrower and
                                    its Subsidiaries and other non-cash charges
                                    of the Borrower and its Subsidiaries for the
                                    Subject Period:                                              $
                                                                                                  ---------------

                           (e)      Without duplication and to the extent included in Net
                                    Income, extraordinary gains and extraordinary
                                    non-cash credits of the Borrower and its Subsidiaries
                                    for the Subject Period:                                      $
                                                                                                  ---------------

                           (f)      EBITDA (Lines I.B.1(a) + (b) + (c) + (d) - (e)):             $
                                                                                                  ---------------

                  2.       Adjusted EBITDA for the Subject Period:

                           (a)      EBITDA (from Line I.B.1(f) above):                           $
                                                                                                  ---------------

                           (b)      To the extent included in the Subject
                                    Period, any gain resulting from the recovery
                                    of value related to the Rent-A-Tire
                                    disposition:                                                 $
                                                                                                  ---------------

                           (c)      Any non-cash gain or loss recognized on the
                                    income statement from derivative value
                                    fluctuation during the Subject Period:                       $
                                                                                                  ---------------

                           (d)      Upon the acquisition of any assets or
                                    Persons permitted by Section 7.03 which
                                    generate EBITDA (whether positive or
                                    negative), the actual trailing 12 month
                                    EBITDA of the acquired assets or Person, as
                                    the case may be with adjustments as provided
                                    in Article 11, Regulation S-X of the
                                    Securities Act:                                              $
                                                                                                  ---------------

                           (e)      Upon the disposition of any assets or
                                    Persons permitted by Section 7.05 hereof
                                    which generate EBITDA (whether positive or
                                    negative), the actual trailing 12 month
                                    EBITDA of the disposed assets or Person, as
                                    the case may be with adjustments as provided
                                    in Article 11, Regulation S-X of the
                                    Securities Act:                                              $
                                                                                                  ---------------

                           (f)      Adjusted EBITDA (Line I.B.2(a) -  (b) - (c) + (d)  -
                                    (e)):                                                        $
                                                                                                  ---------------

         C.       Leverage Ratio (Line I.A.2(c) / Line I.B.2(f)):                                            to 1
                                                                                                  ----------


II. SECTION 7.06 - LIMITATION ON RESTRICTED PAYMENTS.

         A.       Cumulative Net Income after December 31, 2002:                                 $
                                                                                                  ---------------

         B.       Actual amount of Dividends and scheduled principal payments on
                  Subordinated Debt in existence as of the Closing Date during term of
                  Agreement:                                                                     $
                                                                                                  ---------------

         C.       Maximum aggregate amount of Dividends and scheduled principal payments on Subordinated Debt during term of Agreement:
                  ($5,000,000 + 25% of Line II.A.):                                              $
                                                                                                  ---------------

III. SECTION 7.19(a) - MAXIMUM LEVERAGE RATIO.

         A.       Leverage Ratio (Line I.C.):                                                                to 1
                                                                                                  ----------

                                Maximum Allowed:

                                           Fiscal Quarter                                Maximum Leverage Ratio
                                           --------------                                ----------------------
                  First Amendment Effective Date through December 31, 2003                     3.25 to 1
                  March 31, 2004 through December 31, 2004                                     3.00 to 1
                  March 31, 2005 and thereafter                                                2.50 to 1

IV. SECTION 7.19(b) - MINIMUM FIXED CHARGE COVERAGE RATIO.

         A.       Adjusted EBITDA for the Subject Period (Line I.B.2(f)):                        $
                                                                                                  ---------------

         B.       Rent and lease expense for the Subject Period:                                 $
                                                                                                  ---------------

         C.       Interest Expense whether paid or accrued (including the
                  interest component of Capital Leases), of the Borrower and
                  Subsidiaries as it appears on the consolidated income
                  statement of the Borrower and its consolidated Subsidiaries
                  for the Subject Period:                                                        $
                                                                                                  ---------------

         D.       All scheduled payments on Funded Debt (specifically excluding any unscheduled mandatory or optional prepayments on Funded
                  Debt) for the period of four consecutive fiscal quarters
                  ending on such date:                                                           $
                                                                                                  ---------------

         E.       Rent and lease expense for the period of four consecutive fiscal
                  quarters ending on such date:                                                  $
                                                                                                  ---------------

         F.       Dividends, excluding Treasury Stock Purchases for the period of four
                  consecutive fiscal quarters ending on such date:                               $
                                                                                                  ---------------

         G.       Fixed Charge Coverage Ratio ((Lines IV.A. + B.) / (Lines IV.C. + D. +
                  E. + F.)):                                                                                 to 1
                                                                                                  ----------

         H.       Minimum required at the end of any fiscal quarter:                              1.50 to 1

V. SECTION 7.19(c) - MAXIMUM ADJUSTED FUNDED DEBT TO TOTAL CAPITALIZATION.

         A.       Total Capitalization

                  1.       Net Worth as of the date of determination:

                            (a)     Total shareholder's equity (including
                                    Capital Stock, additional paid in capital,
                                    and retained earnings after deducting
                                    treasury stock):                                             $
                                                                                                  ---------------

                            (b)     Comprehensive income or losses resulting from foreign
                                    currency translation adjustments or derivative value
                                    fluctuation:                                                 $
                                                                                                  ---------------

                            (c)     Net Worth  (Line V.A.1(a) - (b)):                            $
                                                                                                  ---------------

                  2.       Adjusted Funded Debt as of the date of determination (Line
                           I.A.2(c)):                                                            $
                                                                                                  ---------------

                  3.       Total Capitalization (Line V.A.1(c) + V.A.2):                         $
                                                                                                  ---------------

         B.       Ratio of Adjusted Funded Debt to Total Capitalization (Line I.A.2(c)  /
                  (Line V.A.3)):                                                                 $
                                                                                                  ---------------

         C.       Maximum allowed at the end of any fiscal quarter:                               0.50 to 1


VI. SECTION 7.19(d) -- MINIMUM INVENTORY TURNOVER.

         A.       Cost of Goods sold by the Borrower and its Subsidiaries for the most
                  recent twelve months:                                                          $
                                                                                                  ---------------

         B.       Average monthly inventory of the Borrower and its Subsidiaries

                  1.       Thirteen amounts of fiscal month end inventory balance of the
                           Borrower and its Subsidiaries for the most recent thirteen
                           fiscal months of the Borrower:                                        $
                                                                                                  ---------------

                  2.       Average monthly inventory (Line VI.B.1 / 13):                         $
                                                                                                  ---------------

         C.       Inventory Turnover ratio  (Line VI.A.1/ B.2):                                  $
                                                                                                  ---------------

         D.       Minimum required:                                                               1.70 to 1.0

VII. SECTION 7.19(e) -- MINIMUM NET WORTH.

         A.       Net Income after March 31, 2002 (with no deduction for net losses
                  during any period):                                                            $
                                                                                                  ---------------

         B.       Net Proceeds received by the Borrower and its Subsidiaries from the issuance and sale of Capital Stock of the Borrower or any Subsidiary (other than issuance to the Borrower or a
                  wholly-owned Subsidiary), including any conversion of debt securities of the Borrower into such Capital Stock after the
                  Closing Date:                                                                  $
                                                                                                  ---------------

         C.       Net Worth (Line V.A.1(c)):                                                     $
                                                                                                  ---------------

         D.       Minimum Net Worth ($173,173,000 + (50% x Line VII.A) + Line VII.B):            $
                                                                                                  ---------------